UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09005

Name of Registrant: Vanguard Massachusetts Tax-Exempt Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2009 – May 31, 2010

Item 1: Reports to Shareholders

Vanguard Massachusetts
Tax-Exempt Fund Semiannual Report

May 31, 2010

> Amid ongoing state and local budget woes, municipal bonds posted solid returns in the first half of the fiscal year.

> Vanguard Massachusetts Tax-Exempt Fund returned almost 3% for the six months ended May 31, 2010, trailing the returns of its comparative standards.

> Your fund’s higher-quality orientation was a headwind as lower-rated bonds generally outperformed during the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	29
Trustees Approve Advisory Arrangement.	31
Glossary.	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended May 31, 2010
		Taxable-
	SEC	Equivalent	Income	Capital	Total
	Yields	Yields	Returns	Returns	Returns
Vanguard Massachusetts Tax-Exempt Fund	3.08%	5.00%	1.98%	0.88%	2.86%
Barclays Capital 10 Year Municipal Bond Index					3.46
Massachusetts Municipal Debt Funds Average					4.02
Massachusetts Municipal Debt Funds Average: Derived from data provided by Lipper Inc.

The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 35% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

Your Fund’s Performance at a Glance
November 30, 2009 , Through May 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Massachusetts Tax-Exempt Fund	$10.19	$10.28	$0.199	$0.000

Chairman’s Letter

Dear Shareholder,

Municipal bonds performed well in the six months ended May 31, even as serious budget shortfalls at the state and local level continued to take center stage nationwide. Vanguard Massachusetts Tax-Exempt Fund returned 2.86%, ahead of the return of the broad U.S. taxable bond market but trailing the result of its national benchmark index and the average return of its Massachusetts peers.

Anchored by Federal Reserve policy to stimulate the economy, both taxable and tax-exempt money market rates and returns remained near zero. This led many investors seeking tax-exempt income to favor the somewhat higher interest rates available on longer-term securities, which raised these bonds’ prices and lowered yields. In fact, many tax-exempt yields have been near their four-decade lows. As of May 31, the 30-day SEC yield of the Massachusetts Tax-Exempt Fund was 3.08%, down from 3.40% a year ago but near the levels of recent months. As shown on page 1, the fund’s taxable-equivalent yield was higher.

Note: The fund is permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). However, as of May 31, the fund did not own any of these securities.

Surprising developments, fast-changing sentiment
For most of the past six months, corporate and municipal bonds were the fixed income market’s best performers, although returns were generally tepid compared with last year’s exceptional rally. Municipal bonds again outpaced the broad taxable bond market. Riskier securities delivered the highest returns, while U.S. Treasury prices drifted lower. These dynamics reflected both optimism that the U.S. economic recovery was gaining traction, enhancing the creditworthiness of borrowers, and investors’ wide-ranging search for yield in response to record-low short-term interest rates.

Toward the end of the period, however, investors—rattled by Europe’s sovereign debt crisis—retreated into U.S. Treasuries. For the full six months, the broad taxable market returned a little more than 2%; municipal securities returned more than 3%.

Amid global stock market turmoil, small-caps were a bright spot
Swift reversals were a theme in the stock market, too. Stock prices rallied at the start of the period, pulled back in January, then surged higher on rapid growth in corporate earnings and pervasive optimism about the strength of the economic recovery. In May, however, as the scope of Europe’s fiscal challenges seemed to

Market Barometer
			Total Returns
		Periods Ended May 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.08%	8.42%	5.33%
Barclays Capital Municipal Bond Index	3.60	8.52	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.12	2.67

Stocks
Russell 1000 Index (Large-caps)	1.53%	22.33%	0.67%
Russell 2000 Index (Small-caps)	14.84	33.62	2.77
Dow Jones U.S. Total Stock Market Index	2.78	23.49	1.25
MSCI All Country World Index ex USA (International)	-7.74	11.08	4.49

CPI
Consumer Price Index	0.85%	2.02%	2.33%

expand, stock prices retreated sharply. For the full six months, U.S. stocks returned about 3%. Small-caps, which are less exposed to global turmoil than large-cap multinationals, performed much better than larger stocks.

International stocks posted a weak six-month return. For U.S.-based investors, a strengthening U.S. dollar reduced the value of assets denominated in other currencies.

Firm demand for longer-term munis, less interest in money markets
A variety of market forces worked to the benefit of the municipal market during the last six months. Not surprisingly—given their near-zero return—tax-exempt money market funds continued to experience net cash outflows. Some of that cash has been reinvested in longer-term funds, helping to support prices.

The unfolding debt crisis in Greece and other European nations also spurred demand as investors became risk-averse, turning to ultrasafe Treasury securities as well as munis. Notwithstanding the fiscal stress faced by state and local governments, munis are still perceived as relatively safe havens, given their historically low default rates and the ability of many issuers to increase taxes to close funding gaps.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Massachusetts Tax-Exempt Fund	0.17%	1.18%

The fund expense ratio shown is from the prospectus dated March 29, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended May 31, 2010, the fund’s annualized expense ratio was 0.17%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Massachusetts Municipal Debt Funds.

Another key driver of tax-exempt bond performance has been the remarkable success of taxable Build America Bonds. Created as part of the massive federal stimulus package in early 2009, these bonds provide a federal subsidy to help reduce state and local governments’ borrowing costs. The Massachusetts School Building Authority is one example of the many issuers who have taken advantage of this provision.

Nationwide, the issuance of more than $100 billion of taxable Build America Bonds in just over a year has crowded out new tax-exempt issues, causing investors—especially those seeking longer-maturity bonds—to bid up tax-exempt prices (thereby lowering yields). The supply shrinkage has been notable: In the first five months of calendar-year 2010, only about two-thirds of muni issuance

Investment insight

A word about credit ratings
You may have noticed recently that some municipal securities appear to have been upgraded, even while state and local authorities struggle to balance their budgets and meet their obligations.

This apparent improvement resulted from a nationwide “recalibration” of municipal bond ratings by two major credit-rating agencies, which have stressed that the changes are not upgrades. Both agencies now rate municipal debt by the same standards they use to rate corporate debt, a change intended to make ratings more comparable across categories of taxable and tax-exempt bonds. For many municipal issuers—including the Commonwealth of Massachusetts—the result has been a new rating unrelated to any change in the issuer’s financial conditions. The new ratings are reflected in the Fund Profile statistics in this semiannual report.

Another consequence of the agencies’ new approach is that their ratings of municipal borrowers are now clustered in a narrower range, making it more difficult for individual investors to discriminate among them. This puts a premium on the type of thorough and independent analysis that Vanguard’s highly experienced team of credit analysts conducts as a matter of course. As they continually monitor all the securities in our funds, and evaluate prospective purchases, our analysts even meet face-to-face with issuers’ representatives to get a solid understanding of creditworthiness. We believe the analysts’ independent judgment provides an exceptionally solid grounding for the high credit quality of our funds.

was tax-exempt, compared with an average of well above 90% for the January–May period in the last five years.

Vanguard Massachusetts Tax-Exempt Fund’s results reflected these country-wide dynamics as well as individual security selection, and trailed the return of the national municipal benchmark and the average return of Massachusetts peer funds. Your fund’s orientation toward higher credit quality served as a headwind during the period, as lower-quality bonds generally outperformed.

Municipal defaults remain rare, despite financial struggles
The health of state and municipal finances often lags that of the national economy, and this appears to be the case in the current economic cycle. Although the broad U.S. economy has continued to recover from the deep recession, the fiscal conditions of state and local governments are likely to remain fragile for at least another year or longer.

In common with most states, the Commonwealth of Massachusetts has confronted some of the toughest challenges since the Great Depression, including lower tax revenues and high unemployment (about 9%, but below the national average). However, Massachusetts stands out as one of the few states with higher sales tax collections in the first calendar quarter of 2010, compared with the year-ago level, largely as a result of the August 2009 increase in the sales tax rate from 5.0% to 6.25%. But despite fiscal dilemmas, municipal default rates across the United States have remained considerably lower than those of corporate debt.

For more information on the fund’s positioning and performance during the last six months, please see the Advisor’s Report that follows this letter.

Tune out the noise,and focus on the long term
It’s hard to pick up a newspaper or go online without reading about state and local furloughs, teacher layoffs, and stop-gap funding measures—not to mention concerns that weak European economies may stunt global economic growth. Even though many of these developments hit close to home, and may tempt you to respond, don’t let them distract you.

Instead, focus on maintaining a portfolio that is appropriately balanced among asset classes and is consistent with your investment goals.

Also, don’t lose sight of the need to diversify your holdings in bonds, not just in stocks. Recent Vanguard research underscores the benefits of a broadly diversified bond portfolio—regardless of the possible direction of interest rates.

For higher-tax-bracket investors in Massachusetts, Vanguard Massachusetts Tax-Exempt Fund can help provide diver-sification with the added advantages of exemption from state income taxes, as well as low costs and the seasoned judgment of Vanguard’s team of portfolio managers and credit analysts.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 10, 2010

Advisor’s Report

For the six months ended May 31, 2010, Vanguard Massachusetts Tax-Exempt Fund returned 2.86%, behind the result of its national benchmark index and the average return of competing state funds. The fund outperformed the broad U.S. taxable bond market in the period.

The investment environment
As shown in the table, at the end of May municipal bond yields were about where they started the new fiscal year for short- and intermediate-term bonds, but lower for longer-term bonds. Overall, yields were close to the lows reached over roughly the last 40 years.

In addition, the spread in yields between lowest-risk and higher-risk municipal bonds continued to narrow from the extremely wide spans that characterized the muni bond market during the worst of the financial crisis in late 2008 and early 2009. The narrowing was only slightly interrupted by investors’ reaction late in the period to the debt crisis in Europe, which started with uncertainty about whether Greece would be able to meet its obligations.

One response to the ratcheted-up uncertainty about the global economic recovery has been a flight to quality that fueled demand for U.S. Treasury securities, a traditional safe haven. This dynamic made tax-exempt municipal bonds more attractive, despite the financial stresses imposed on most states and municipalities by the severe recession. Higher demand raises bond prices but reduces yields, because prices and yields move inversely

Yields of Tax-Exempt Municipal Bonds
(AAA-Rated General-Obligation Issues)
	November 30,	May 31,
Maturity	2009	2010
2 years	0.61%	0.58%
5 years	1.50	1.59
10 years	2.78	2.80
30 years	4.28	4.00
Source: Vanguard.

to each other. As the European debt crisis began to dominate financial headlines in April and May, Treasury and tax-exempt bond yields fell.

Other factors leading to lower yields were set in motion from opposite ends of the maturity spectrum. With short-term interest rates held close to zero by the Federal Reserve, money market mutual funds could offer investors virtually no yield. Many investors moved on to longer-term municipal bonds and bond funds, raising their prices.

At the longer end of the spectrum, demand for tax-exempt bonds was steady; however, the supply of new tax-exempt issues declined, a result of the growing issuance by state and local governments of taxable Build America Bonds. These “BABs” were created by the American Recovery and Reinvestment Act of 2009, the federal government’s huge economic stimulus package. Through an attractive subsidy, BABs allow states and munici-palities to lower their financing costs for a variety of projects, including improvements to highways, schools, and water and sewer systems. Because long-term bonds pay the most interest, issuers seeking to maximize the benefit of the federal subsidy have favored long-term BABs, which in turn has reduced the pool of securities available to funds like the Massachusetts Tax-Exempt Fund.

For perspective, before the introduction of BABs, just about all state and municipal bond issuance nationwide consisted of tax-exempt issues. In recent years, total municipal new-issue volume has been running at about $400 billion annually, and BABs have been capturing an increasing share of that supply: More than $100 billion of BABs were issued from April 2009 through May 2010.

Compared with some other states, issuers in Massachusetts got off to a slower start in taking advantage of BABs. During the six months ended May 31, Massachusetts issuers raised about $2 billion through BABs and $7 billion through traditional munis, compared with combined issuance of about $7 billion in the first half of fiscal-year 2009. Vanguard Massachusetts TaxExempt Fund generally does not invest in securities, such as BABs, that generate taxable income.

The end result of these market forces has been a yield curve that is anchored at zero at the shortest end, extraordinarily steep in the 1- to 10-year range, and flat at the longest end. In fact, during the past six months the yields of traditional AAA-rated 30-year munis dipped below 4% for a time, a rare event.

Management of the fund
For most of the last six months, lower-quality bonds generally outperformed those of higher credit quality, continuing a trend that started when credit-market conditions began returning to normal last year. This created a challenge for the Massachusetts Tax-Exempt Fund because of our emphasis on higher-quality securities. Although the fund lagged the average return of its Massachusetts peer funds in the last six months, we believe our focus on quality serves the fund’s shareholders well in the long run.

The investment world is now waiting for the Federal Reserve’s next move on interest rates. We believe that the Fed will begin to raise rates when there is consistent month-to-month growth in employment, which is necessary to sustain a recovery from the worst recession since the Great Depression.

Our best estimate suggests that the Fed will begin tightening in 2011, although the European debt crisis may now have become a factor influencing the timing of that decision. We have set the duration, or interest rate sensitivity, of the fund accordingly. In other words, the portfolio is positioned for continued economic recovery, and we are poised to react appropriately when the Fed is ready to take its next steps.

Outlook
As the broad economy continues to bounce back, the condition of stressed-out state and municipal finances is also likely to improve, though slowly and unevenly. We’re sure that you’ll be hearing and reading about the many difficult decisions that legislators and officials in Massachusetts and other states and localities will be making about spending and allocation of resources, especially given the rough-and-tumble political process. Moreover, it may be that federal help will diminish as the U.S. government focuses on its own critical fiscal challenges.

In addition to dealing with recession-induced revenue shortfalls, many states and municipalities face another looming—and in some cases immediate—challenge: the need to fund pension, health care, and other retirement benefits. The combination of generous benefits historically granted to public workers and an uncooperative stock market has helped to create what the Pew Center on the States called “The Trillion Dollar Gap.” In Massachusetts, legislative changes to the public retirement system began in 2009 and more initiatives have been underway.

The current state of municipal finances has naturally raised concern among investors about default risk. As a practical matter, there’s a major incentive for a muni-bond issuer not to default: It would mean being shut out of the capital markets for years to come. In fact, municipal defaults have been rare: According to data submitted to Congress about the default experience of bonds rated by Moody’s Investors Service, the 10-year cumulative default rate for muni bonds from 1970 to 2009 was a fraction of 1%, compared with corporate default rates of about 11%. In recent years, muni defaults have often involved nonrated, high-risk projects, such as real estate developments, which we don’t consider suitable for our fund.

Most important, at the heart of Vanguard’s management of municipal bond funds is an intimate knowledge of the fiscal conditions of the state and local issuers that offer bonds. Such understanding is crucial in evaluating potential purchases and in monitoring bonds already owned by the funds. Our knowledge base—difficult for individual investors to develop on their own, given the complexities of the muni bond market—is constantly refreshed by a team of credit analysts, including sector specialists, who collectively have many decades of experience and work together with portfolio managers and traders to keep on top of municipal conditions. In sum, our credit analyst team is one of the strongest in the business.

We are confident that our analytical insight and long-term focus, together with the Massachusetts Tax-Exempt Fund’s low costs, will help us deliver competitive returns through both challenging and more normal markets.

Marlin G. Brown, Portfolio Manager

Christopher W. Alwine, CFA, Principal, Head of Municipal Money Market and Bond Groups

Vanguard Fixed Income Group

June 17, 2010

Massachusetts Tax-Exempt Fund

Fund Profile
As of May 31, 2010

Financial Attributes
		Barclays
		Capital
		10 Year	Barclays
		Municipal	Municipal
		Bond	Bond
	Fund	Index	Index
Number of Bonds	236	8,565	46,449
Average Quality	AA	AA/AA-	AA/AA-
Yield to Maturity
(before expenses)	3.2%	3.3%	3.4%
Average Coupon	4.9%	4.9%	5.0%
Average Duration	7.0 years	7.0 years	8.2 years
Average Effective
Maturity	7.4 years	9.9 years	13.5 years
Ticker Symbol	VMATX	—	—
Expense Ratio[1]	0.17%	—	—
30-Day SEC Yield	3.08%	—	—
Short-Term
Reserves	3.3%	—	—

Volatility Measures
	Barclays Capital
	10 Year	Barclays
	Municipal	Municipal
	Bond Index	Bond Index
R-Squared	0.91	0.98
Beta	0.99	1.04

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Maturity (% of portfolio)

Under 1 Year	9.4%
1 - 3 Years	11.7
3 - 5 Years	7.1
5 - 10 Years	54.0
10 - 20 Years	10.2
20 - 30 Years	7.3
Over 30 Years	0.3

Distribution by Credit Quality (% of portfolio)

AAA	42.6%
AA	35.2
A	18.1
BBB	2.7
BB	0.2
Not Rated	1.2

Investment Focus

1 The expense ratio shown is from the prospectus dated March 29, 2010, and represents estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended May 31, 2010, the annualized expense ratio was 0.17%.

Massachusetts Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 1999, Through May 31, 2010
				Barclays Capital
				10 Year Municipal
				Bond Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2000	5.47%	3.78%	9.25%	7.65%
2001	5.08	3.85	8.93	8.22
2002	4.78	0.80	5.58	6.67
2003	4.51	2.19	6.70	6.88
2004	4.13	-0.88	3.25	4.03
2005	4.12	-0.59	3.53	3.01
2006	4.38	2.16	6.54	6.17
2007	4.18	-2.03	2.15	3.51
2008	4.00	-6.72	-2.72	-0.42
2009	4.42	7.94	12.36	12.67
2010	1.98	0.88	2.86	3.46
Note: For 2010, performance data reflect the six months ended May 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Massachusetts
Tax-Exempt Fund	12/9/1998	7.50%	4.25%	4.45%	0.88%	5.33%

See Financial Highlights for dividend and capital gains information.

Massachusetts Tax-Exempt Fund

Financial Statements (unaudited)

Statement of Net Assets

As of May 31, 2010

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (98.9%)
Massachusetts (96.5%)
Beverly MA GO	5.250%	11/1/12(14)	1,925	2,133
Beverly MA GO	5.250%	11/1/13(14)	1,855	2,114
Boston MA Convention Center Rev.	5.000%	5/1/18 (2)	4,975	5,259
Boston MA GO	5.000%	2/1/12 (14)(Prere.)	3,765	4,039
Boston MA GO	5.000%	3/1/16	7,295	8,486
Boston MA Housing Auth. Rev.	5.000%	4/1/23(4)	2,000	2,179
Boston MA Housing Auth. Rev.	5.000%	4/1/25(4)	5,440	5,848
Boston MA Special Obligation Rev.
(Boston City Hosp.)	5.000%	8/1/17(14)	2,000	2,074
Boston MA Water & Sewer Comm. Rev.	5.750%	11/1/13	380	412
Boston MA Water & Sewer Comm. Rev.	5.000%	11/1/25	3,725	4,190
Boston MA Water & Sewer Comm. Rev.	5.000%	11/1/30	1,000	1,098
Braintree MA GO	5.000%	5/15/27	4,000	4,346
Foxborough MA Stadium Infrastructure
Improvement Rev.	5.750%	6/1/10 (Prere.)	2,500	2,526
Framingham MA Housing Auth. Mortgage Rev.	6.200%	2/20/21	900	949
Framingham MA Housing Auth. Mortgage Rev.	6.350%	2/20/32	2,000	2,168
Holyoke MA Gas & Electric Dept. Rev.	5.000%	12/1/21(14)	2,395	2,432
Littleton MA GO	5.000%	1/15/22(14)	1,280	1,342
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/10(Prere.)	3,950	3,968
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/10(Prere.)	630	633
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/10(Prere.)	420	422
Massachusetts Bay Transp. Auth. Rev.	5.000%	7/1/14(Prere.)	5,000	5,741
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/14	5,000	5,771
Massachusetts Bay Transp. Auth. Rev.	6.200%	3/1/16	5,325	6,108
Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/22	5,285	6,472
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/23	5,325	6,325
Massachusetts Bay Transp. Auth. Rev.	5.000%	7/1/24	1,325	1,533
Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/24	2,500	3,024
Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/26(14)	2,000	2,412
Massachusetts Bay Transp. Auth. Rev.	0.000%	7/1/29	1,020	414
Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/29(14)	3,000	3,592
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/33	3,850	4,419
Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/34	14,500	15,690
Massachusetts Bay Transp. Auth. Rev. Sales Tax	5.000%	7/1/12(Prere.)	3,000	3,273
Massachusetts Bay Transp. Auth. Rev. Sales Tax	5.000%	7/1/18(Prere.)	10,000	11,729
Massachusetts Bay Transp. Auth. Rev. Sales Tax	5.250%	7/1/22	3,500	4,199
Massachusetts Bay Transp. Auth. Rev. Sales Tax	5.250%	7/1/33	15,000	17,216
1 Massachusetts Bay Transp. Auth. Rev. TOB VRDO	0.330%	6/7/10	1,900	1,900

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts College Building Auth. Rev.	0.000%	5/1/17 (10)	3,340	2,631
Massachusetts College Building Auth. Rev.	5.000%	5/1/38 (12)	10,000	10,404
Massachusetts Dept. of Transp. Metro
Highway System Rev.	5.000%	1/1/37	5,000	5,076
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/18	2,000	2,134
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/20	3,105	3,247
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/22	1,985	2,058
Massachusetts Dev. Finance Agency
Higher Educ. Rev. (Emerson College)	5.000%	1/1/23	1,710	1,763
Massachusetts Dev. Finance Agency Rev.	5.000%	1/1/36(12)	10,000	10,318
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	6.000%	5/15/29 (2)	1,400	1,643
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	5.000%	10/1/35(2)	2,000	2,057
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	5.375%	5/15/39	1,575	1,669
Massachusetts Dev. Finance Agency Rev.
(Boston Univ.)	5.000%	7/1/42	5,000	5,123
Massachusetts Dev. Finance Agency Rev.
(Carleton-Willard Village)	5.250%	12/1/25	600	599
Massachusetts Dev. Finance Agency Rev.
(Carleton-Willard Village)	5.625%	12/1/30	550	552
Massachusetts Dev. Finance Agency Rev.
(College of Pharmacy and Allied Health Services)	5.750%	7/1/13(Prere.)	1,000	1,151
Massachusetts Dev. Finance Agency Rev.
(Deerfield Academy)	5.000%	10/1/28	1,500	1,552
Massachusetts Dev. Finance Agency Rev.
(Draper Laboratory)	5.750%	9/1/25	5,000	5,499
Massachusetts Dev. Finance Agency Rev.
(Jewish Philanthropies)	5.250%	2/1/22	2,700	2,865
Massachusetts Dev. Finance Agency Rev.
(Mount Holyoke College)	5.250%	7/1/31	4,000	4,043
Massachusetts Dev. Finance Agency Rev.
(Mount Holyoke College)	5.000%	7/1/36	5,000	5,164
Massachusetts Dev. Finance Agency Rev.
(Neville Communities)	6.000%	6/20/44	1,500	1,593
Massachusetts Dev. Finance Agency Rev.
(Simmons College)	5.250%	10/1/33(10)	3,000	2,875
Massachusetts Dev. Finance Agency Rev.
(Smith College)	5.750%	7/1/10(Prere.)	1,195	1,213
Massachusetts Dev. Finance Agency Rev.
(Smith College)	5.750%	7/1/10(Prere.)	3,000	3,045
Massachusetts Dev. Finance Agency Rev.
(Smith College)	5.000%	7/1/35	8,000	8,180
Massachusetts Dev. Finance Agency Rev.
(Western New England College)	5.875%	12/1/12(Prere.)	570	631
Massachusetts Dev. Finance Agency Rev.
(Western New England College)	6.125%	12/1/12(Prere.)	1,000	1,140
Massachusetts Educ. Finance Auth. Educ.
Loan Rev.	5.500%	1/1/17	3,000	3,262
Massachusetts GAN	5.125%	12/15/10	1,480	1,486
Massachusetts GAN	5.125%	12/15/12	1,750	1,756
Massachusetts GAN	5.750%	6/15/14	9,665	9,914

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts GO	5.625%	6/1/10 (Prere.)	1,450	1,451
Massachusetts GO	5.000%	8/1/12	4,945	5,400
Massachusetts GO	5.000%	9/1/12	2,170	2,376
Massachusetts GO	5.000%	8/1/14	3,000	3,428
Massachusetts GO	5.000%	11/1/14	3,275	3,760
Massachusetts GO	5.000%	12/1/14(Prere.)	3,150	3,620
Massachusetts GO	5.000%	3/1/15(Prere.)	10,000	11,556
Massachusetts GO	5.000%	3/1/15(Prere.)	5,250	6,067
Massachusetts GO	5.000%	9/1/15 (Prere.)	10,000	11,670
Massachusetts GO	5.000%	9/1/15 (Prere.)	2,000	2,334
Massachusetts GO	5.500%	10/1/15	2,280	2,694
Massachusetts GO	5.500%	11/1/17	5,000	5,989
Massachusetts GO	5.250%	8/1/18(4)	5,060	5,988
Massachusetts GO	5.500%	10/1/18	4,955	5,960
Massachusetts GO	5.500%	10/1/18(4)	10,200	12,269
Massachusetts GO	5.500%	8/1/19	5,000	6,028
Massachusetts GO	5.500%	10/1/19(2)	2,000	2,415
Massachusetts GO	5.500%	11/1/19(4)	5,550	6,708
Massachusetts GO	5.250%	8/1/21	5,870	6,943
Massachusetts GO	5.000%	8/1/22	4,500	5,057
Massachusetts GO	5.250%	8/1/22	5,000	5,928
Massachusetts GO	5.500%	12/1/23(2)	4,000	4,865
Massachusetts GO	5.000%	3/1/26	5,000	5,526
Massachusetts GO	5.000%	8/1/28	4,535	4,931
Massachusetts GO	5.000%	7/1/36	5,070	5,382
Massachusetts GO	5.000%	8/1/37(2)	5,000	5,245
Massachusetts GO	5.000%	8/1/38	5,000	5,274
Massachusetts GO VRDO	0.270%	6/1/10	1,300	1,300
Massachusetts GO VRDO	0.280%	6/1/10	4,525	4,525
Massachusetts Health & Educ. Fac. Auth. Rev.	5.250%	2/15/26	1,880	2,200
Massachusetts Health & Educ. Fac. Auth. Rev.	5.250%	7/1/29	5,000	5,331
Massachusetts Health & Educ. Fac. Auth. Rev.	5.000%	7/1/39	6,000	5,874
Massachusetts Health & Educ. Fac. Auth. Rev.	5.000%	7/1/39	5,000	5,095
Massachusetts Health & Educ. Fac. Auth. Rev.
(Baystate Medical Center)	5.750%	7/1/33	5,000	5,059
Massachusetts Health & Educ. Fac. Auth. Rev.
(Baystate Medical Center) VRDO	0.270%	6/7/10 LOC	2,500	2,500
Massachusetts Health & Educ. Fac. Auth. Rev.
(Berklee College of Music)	5.000%	10/1/26	6,255	6,536
Massachusetts Health & Educ. Fac. Auth. Rev.
(Berklee College of Music)	5.000%	10/1/27	5,575	5,793
Massachusetts Health & Educ. Fac. Auth. Rev.
(Boston Medical Center)	5.000%	7/1/19(14)	50	49
Massachusetts Health & Educ. Fac. Auth. Rev.
(Boston Medical Center)	5.000%	7/1/28	3,000	2,711
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caregroup)	5.000%	7/1/13	5,200	5,559
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caregroup)	5.000%	7/1/28	2,000	1,960
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caregroup)	5.125%	7/1/33	3,000	2,930
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caregroup)	5.125%	7/1/38	4,000	3,864
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caritas Christi Obligated Group)	6.750%	7/1/16	2,000	2,091

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Health & Educ. Fac. Auth. Rev.
(Children’s Hosp.)	5.500%	12/1/39	4,000	4,231
Massachusetts Health & Educ. Fac. Auth. Rev.
(Dana-Farber Cancer Institute)	5.000%	12/1/37	5,000	5,083
Massachusetts Health & Educ. Fac. Auth. Rev.
(Harvard Univ.)	6.250%	4/1/20	1,000	1,298
Massachusetts Health & Educ. Fac. Auth. Rev.
(Harvard Univ.)	5.125%	7/15/37	9,350	9,561
Massachusetts Health & Educ. Fac. Auth. Rev.
(Harvard Univ.)	5.000%	10/1/38	10,000	10,611
Massachusetts Health & Educ. Fac. Auth. Rev.
(Isabella Stewart Gardner Museum)	5.000%	5/1/27	1,650	1,729
Massachusetts Health & Educ. Fac. Auth. Rev.
(Isabella Stewart Gardner Museum)	5.000%	5/1/28	2,780	2,900
Massachusetts Health & Educ. Fac. Auth. Rev.
(Isabella Stewart Gardner Museum)	5.000%	5/1/29	1,420	1,475
Massachusetts Health & Educ. Fac. Auth. Rev.
(Lahey Clinic Medical Center)	5.250%	8/15/37	8,000	8,009
Massachusetts Health & Educ. Fac. Auth. Rev.
(Massachusetts General Hosp.)	6.250%	7/1/12(2)	245	254
Massachusetts Health & Educ. Fac. Auth. Rev.
(Milton Hosp.)	5.500%	7/1/10	520	520
Massachusetts Health & Educ. Fac. Auth. Rev.
(Milton Hosp.)	5.500%	7/1/16	1,235	1,103
Massachusetts Health & Educ. Fac. Auth. Rev.
(MIT)	5.250%	7/1/21	6,765	8,271
Massachusetts Health & Educ. Fac. Auth. Rev.
(MIT)	5.250%	7/1/30	5,000	6,028
Massachusetts Health & Educ. Fac. Auth. Rev.
(MIT)	5.500%	7/1/32	5,000	6,152
Massachusetts Health & Educ. Fac. Auth. Rev.
(Museum of Fine Arts) VRDO	0.280%	6/1/10	5,400	5,400
Massachusetts Health & Educ. Fac. Auth. Rev.
(New England Medical Center Hosp.)	5.375%	5/15/12 (3)(Prere.)	2,580	2,810
Massachusetts Health & Educ. Fac. Auth. Rev.
(New England Medical Center Hosp.)	5.375%	5/15/12 (3)(Prere.)	3,000	3,268
Massachusetts Health & Educ. Fac. Auth. Rev.
(New England Medical Center Hosp.)	5.375%	5/15/13 (3)	1,255	1,291
Massachusetts Health & Educ. Fac. Auth. Rev.
(Northeastern Univ.)	5.000%	10/1/19	3,000	3,341
Massachusetts Health & Educ. Fac. Auth. Rev.
(Northeastern Univ.)	5.000%	10/1/23	3,435	3,681
Massachusetts Health & Educ. Fac. Auth. Rev.
(Northeastern Univ.)	5.000%	10/1/33	3,000	3,049
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)	5.250%	7/1/11	2,080	2,108
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)	5.000%	7/1/47	2,500	2,442
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System) VRDO	0.250%	6/1/10	3,000	3,000
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System) VRDO	0.250%	6/7/10	10,285	10,285
Massachusetts Health & Educ. Fac. Auth. Rev.
(Simmons College)	5.000%	10/1/13(3)(Prere.)	1,090	1,229
Massachusetts Health & Educ. Fac. Auth. Rev.
(Simmons College)	5.000%	10/1/13(3)(Prere.)	1,175	1,325

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts Health & Educ. Fac. Auth. Rev.
(Simmons College)	8.000%	10/1/39	2,500	2,851
Massachusetts Health & Educ. Fac. Auth. Rev.
(Sterling & Francine Clark)	5.000%	7/1/36	5,500	5,674
Massachusetts Health & Educ. Fac. Auth. Rev.
(Tufts Univ.)	5.250%	2/15/30	2,000	2,040
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts Memorial
Health Care Inc.)	5.250%	7/1/14(2)	1,000	1,006
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts Memorial
Health Care Inc.)	6.500%	7/1/21	5,000	5,075
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts Memorial
Health Care Inc.)	6.625%	7/1/32	1,000	1,009
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts)	5.875%	10/1/10(3)(Prere.)	4,000	4,116
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts)	5.125%	10/1/27(14)	1,850	1,905
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts/Worcester)	5.125%	10/1/11(3)(Prere.)	435	461
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts/Worcester)	5.250%	10/1/12(14)(Prere.)	4,000	4,417
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts/Worcester)	5.125%	10/1/23(14)	565	573
2 Massachusetts Health & Educ. Fac. Auth. Rev.
(Wellesley College)	5.000%	7/1/23	2,400	2,540
Massachusetts Health & Educ. Fac. Auth. Rev.
(Wellesley College) VRDO	0.250%	6/1/10	3,100	3,100
Massachusetts Health & Educ. Fac. Auth. Rev.
(Williams College)	5.000%	7/1/31	5,000	5,293
Massachusetts Housing Finance Agency
Housing Rev.	5.125%	12/1/28	4,000	4,137
Massachusetts Muni. Wholesale Electric Co.
Power System Rev.	5.000%	7/1/10(2)(ETM)	415	416
Massachusetts Muni. Wholesale Electric Co.
Power System Rev.	5.250%	7/1/12(14)	2,975	3,164
Massachusetts Muni. Wholesale Electric Co.
Power System Rev.	5.250%	7/1/13(14)	3,255	3,427
Massachusetts Muni. Wholesale Electric Co.
Power System Rev.	5.250%	7/1/16(14)	4,500	4,708
Massachusetts Port Auth. Rev.	5.500%	7/1/16(4)	4,000	4,642
Massachusetts Port Auth. Rev.	5.000%	7/1/17(4)	9,600	10,874
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.000%	8/15/14(4)	5,000	5,725
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.000%	8/15/18(4)	10,000	11,209
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.000%	8/15/24(4)	15,000	16,223
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.000%	8/15/25(4)	16,125	17,337
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.000%	8/15/26(4)	8,000	8,516
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.000%	8/15/27(14)	8,500	8,957

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.000%	8/15/30(4)	5,000	5,250
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	4.750%	8/15/32(2)	9,360	9,566
Massachusetts School Building Auth.
Dedicated Sales Tax Rev.	5.000%	8/15/37(2)	13,500	14,088
Massachusetts Special Obligation
Dedicated Tax Rev.	5.750%	1/1/14(3)(Prere.)	4,000	4,573
Massachusetts Special Obligation
Dedicated Tax Rev.	5.500%	1/1/27(14)	15,000	17,215
Massachusetts Special Obligation Rev.	5.000%	12/15/13(4)	1,895	2,118
Massachusetts Turnpike Auth. Rev.
(Metro. Highway System)	0.000%	1/1/20(14)	3,000	1,854
Massachusetts Turnpike Auth. Rev.
(Metro. Highway System)	0.000%	1/1/25(14)	5,000	2,237
Massachusetts Turnpike Auth. Rev.
(Metro. Highway System)	0.000%	1/1/28(14)	7,000	2,500
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/15(Prere.)	4,460	5,256
Massachusetts Water Pollution Abatement Trust	5.000%	8/1/16	5,000	5,843
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/17	540	627
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/17	5,000	5,950
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/22	3,500	4,212
Massachusetts Water Pollution Abatement Trust	5.375%	8/1/27	2,565	2,573
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/29	1,520	1,784
Massachusetts Water Pollution Abatement Trust	5.500%	8/1/29	1,000	1,006
Massachusetts Water Pollution Abatement Trust	5.750%	8/1/29	190	191
Massachusetts Water Pollution Abatement Trust	5.250%	8/1/30	5,550	6,512
Massachusetts Water Resources Auth. Rev.	6.000%	12/1/11(14)	2,820	2,966
Massachusetts Water Resources Auth. Rev.	5.250%	8/1/15(14)	3,000	3,510
Massachusetts Water Resources Auth. Rev.	5.250%	8/1/19(4)	2,000	2,396
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/20	5,510	6,367
Massachusetts Water Resources Auth. Rev.	5.500%	8/1/22(4)	1,490	1,825
Massachusetts Water Resources Auth. Rev.	5.250%	8/1/31(4)	1,000	1,148
Massachusetts Water Resources Auth. Rev.	5.250%	8/1/32(4)	5,000	5,737
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/34(14)	8,000	8,413
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/35(14)	14,000	14,696
Massachusetts Water Resources Auth. Rev.	5.250%	8/1/35(4)	1,310	1,494
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/36(2)	5,000	5,210
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/36	11,370	11,847
Massachusetts Water Resources Auth. Rev.	5.250%	8/1/36(4)	2,520	2,859
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/39	2,000	2,113
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/40	3,000	3,199
Massachusetts Water Resources Auth. Rev.	5.000%	8/1/41	7,990	8,273
Narragansett MA Regional School Dist. GO	6.500%	6/1/13 (2)	1,210	1,228
Newton Massachusetts School Dist.	4.500%	6/15/34	3,000	3,073
Pittsfield MA GO	5.000%	4/15/18(14)	1,000	1,049
Quaboag MA Regional School Dist. GO	5.500%	6/1/18 (4)	1,355	1,374
Quaboag MA Regional School Dist. GO	5.500%	6/1/19 (4)	1,355	1,374
Route 3 North Transp. Improvement Assn.
Massachusetts Lease Rev.	5.375%	6/15/10 (14)(Prere.)	2,500	2,506
Shrewsbury MA GO	5.000%	8/15/11(Prere.)	1,030	1,096
Shrewsbury MA GO	5.000%	8/15/11(Prere.)	1,900	2,022
Shrewsbury MA GO	5.000%	8/15/11(Prere.)	3,185	3,389
Shrewsbury MA GO	5.000%	8/15/11(Prere.)	1,000	1,064
Tantasqua MA Regional School Dist. GO	5.125%	8/15/10(4)(Prere.)	2,575	2,627

Massachusetts Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Univ. of Massachusetts Building Auth.
Refunding Rev.	6.875%	5/1/14 (ETM)	1,000	1,145
Univ. of Massachusetts Building Auth. Rev.	5.125%	11/1/10(Prere.)	1,135	1,158
Univ. of Massachusetts Building Auth. Rev.	5.500%	11/1/10(2)(Prere.)	2,600	2,657
Univ. of Massachusetts Building Auth. Rev.	5.500%	11/1/10(2)(Prere.)	2,400	2,453
Univ. of Massachusetts Health
& Educ. Fac. Auth. Rev.	5.000%	11/1/21(2)	5,680	6,081
Univ. of Massachusetts Health
& Educ. Fac. Auth. Rev.	5.000%	11/1/22(2)	2,695	2,869
Univ. of Massachusetts Health
& Educ. Fac. Auth. Rev.	5.000%	11/1/23(2)	1,760	1,865
Univ. of Massachusetts Health
& Educ. Fac. Auth. Rev.	5.000%	11/1/24(2)	1,980	2,085
Univ. of Massachusetts Health
& Educ. Fac. Auth. Rev.	5.000%	11/1/25(2)	1,990	2,087
Worcester MA GO	5.625%	8/15/10(3)(Prere.)	1,640	1,675
Worcester MA GO	5.500%	8/15/14(14)	1,445	1,502
Worcester MA GO	5.500%	8/15/15(14)	1,190	1,228
Worcester MA GO	5.250%	8/15/21(14)	1,500	1,563
				947,747
Puerto Rico (2.1%)
Puerto Rico Electric Power Auth. Rev.	5.500%	7/1/17(14)	5,000	5,622
Puerto Rico GO	5.500%	7/1/19(2)	2,250	2,435
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/12(3)	5,080	5,426
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.250%	7/1/12(Prere.)	1,100	1,197
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.250%	7/1/36	400	401
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	2,015	2,174
Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	665	718
Puerto Rico Public Finance Corp.	5.125%	6/1/24 (2)(ETM)	2,155	2,435
				20,408
Guam (0.2%)
Guam Econ. Dev. & Comm. Auth. Rev.	5.250%	6/1/32	2,135	1,990

Virgin Islands (0.1%)
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/20	1,000	1,036
Total Tax-Exempt Municipal Bonds (Cost $937,998)				971,181
Other Assets and Liabilities (1.1%)
Other Assets				19,847
Liabilities				(9,084)
				10,763
Net Assets (100%)
Applicable to 95,531,556 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				981,944
Net Asset Value Per Share				$10.28

Massachusetts Tax-Exempt Fund

At May 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	958,443
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(9,750)
Unrealized Appreciation (Depreciation)
Investment Securities	33,183
Futures Contracts	68
Net Assets	981,944

• See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, the value of this security represented 0.2% of net assets.
2 Securities with a value of $741,000 have been segregated as initial margin for open futures contracts.

A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
(13) Berkshire Hathaway Assurance Corp.
(14) National Public Finance Guarantee Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Massachusetts Tax-Exempt Fund

Statement of Operations

Six Months Ended
May 31, 2010
($000)
Investment Income
Income
Interest	19,439
Total Income	19,439
Expenses
The Vanguard Group—Note B
Investment Advisory Services	45
Management and Administrative	636
Marketing and Distribution	123
Custodian Fees	4
Shareholders’ Reports	4
Trustees’ Fees and Expenses	1
Total Expenses	813
Net Investment Income	18,626
Realized Net Gain (Loss)
Investment Securities Sold	1,112
Futures Contracts	(328)
Realized Net Gain (Loss)	784
Change in Unrealized Appreciation (Depreciation)
Investment Securities	7,621
Futures Contracts	102
Change in Unrealized Appreciation (Depreciation)	7,723
Net Increase (Decrease) in Net Assets Resulting from Operations	27,133

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,626	33,380
Realized Net Gain (Loss)	784	(14)
Change in Unrealized Appreciation (Depreciation)	7,723	59,525
Net Increase (Decrease) in Net Assets Resulting from Operations	27,133	92,891
Distributions
Net Investment Income	(18,626)	(33,380)
Realized Capital Gain	—	—
Total Distributions	(18,626)	(33,380)
Capital Share Transactions
Issued	122,509	284,222
Issued in Lieu of Cash Distributions	14,302	25,094
Redeemed	(102,206)	(140,265)
Net Increase (Decrease) from Capital Share Transactions	34,605	169,051
Total Increase (Decrease)	43,112	228,562
Net Assets
Beginning of Period	938,832	710,270
End of Period	981,944	938,832

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.19	$9.44	$10.12	$10.33	$10.12	$10.18
Investment Operations
Net Investment Income	.199	.401	.414	.424	.427	.417
Net Realized and Unrealized Gain
(Loss) on Investments	.090	.750	(.680)	(.210)	.218	(.060)
Total from Investment Operations	.289	1.151	(.266)	.214	.645	.357
Distributions
Dividends from Net Investment Income	(.199)	(.401)	(.414)	(.424)	(.427)	(.417)
Distributions from Realized Capital Gains	—	—	—	—	(.008)	—
Total Distributions	(.199)	(.401)	(.414)	(.424)	(.435)	(.417)
Net Asset Value, End of Period	$10.28	$10.19	$9.44	$10.12	$10.33	$10.12

Total Return[1]	2.86%	12.36%	-2.72%	2.15%	6.54%	3.53%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$982	$939	$710	$684	$573	$497
Ratio of Total Expenses to
Average Net Assets	0.17%[2]	0.17%	0.12%	0.13%	0.14%	0.14%
Ratio of Net Investment Income to
Average Net Assets	3.92%[2]	4.02%	4.17%	4.19%	4.22%	4.07%
Portfolio Turnover Rate	15%[2]	15%	29%	16%	5%	9%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Massachusetts Tax-Exempt Fund

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and for the period ended May 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2010, the fund had contributed capital of $179,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Massachusetts Tax-Exempt Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of May 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Tax-Exempt Municipal Bonds	—	971,181	—
Futures Contracts—Liabilities[1]	(14)	—	—
Total	(14)	971,181	—
1 Represents variation margin on the last day of the reporting period.

D. At May 31, 2010, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
30-Year United States Treasury Bond	September 2010	(48)	(5,888)	63
10-Year United States Treasury Note	September 2010	(9)	(1,079)	5

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2009, the fund had available capital loss carryforwards totaling $8,848,000 to offset future net capital gains of $1,178,000 through November 30, 2015, and $7,670,000 through November 30, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Massachusetts Tax-Exempt Fund

The fund had realized losses totaling $1,721,000 through November 30, 2009, which are deferred for tax purposes and reduce the amount of tax-basis unrealized appreciation on investment securities.

At May 31, 2010, the cost of investment securities for tax purposes was $939,719,000. Net unrealized appreciation of investment securities for tax purposes was $31,462,000, consisting of unrealized gains of $33,429,000 on securities that had risen in value since their purchase and $1,967,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended May 31, 2010, the fund purchased $113,000,000 of investment securities and sold $66,387,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	May 31, 2010	November 30, 2009
	Shares	Shares
	(000)	(000)
Issued	11,977	28,562
Issued in Lieu of Cash Distributions	1,400	2,511
Redeemed	(10,007)	(14,143)
Net Increase (Decrease) in Shares Outstanding	3,370	16,930

H. In preparing the financial statements as of May 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Massachusetts Tax-Exempt Fund	11/30/2009	5/31/2010	Period
Based on Actual Fund Return	$1,000.00	$1,028.60	$0.86
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.08	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Massachusetts Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others.

However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the fund has performed in line with expectations and that its results have been consistent with its investment strategies. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006 –2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995 –2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997 –2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998 –2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008 –2009) of	(1988 –2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997 –2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996 –2009
Peter F. Volanakis	Chief Executive Officer and President, 1996 –2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® >www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1682 072010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 23, 2010

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 23, 2010

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683, is Incorporated by Reference.